SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported September 19, 2005)

NOMURA ASSET ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-126812	13-3672336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 29, 2005, the Registrant will cause the issuance and sale of approximately $525,000,000 initial principal amount of Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5 (the “Underwritten Certificates”) pursuant to a Pooling and Servicing Agreement dated as of September 1, 2005.

In connection with the sale of the Underwritten Certificates, the Registrant has been advised by Nomura Securities International, Inc. (the “Underwriter”), that the Underwriter has furnished to prospective investors certain collateral term sheets (the “Collateral Term Sheets”) and computational materials (the “Computational Materials”) with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-109614, which Collateral Term Sheets and Computational Materials are being filed as an exhibit to this report.

The Collateral Term Sheets and Computational Materials have been provided by the Underwriter. The Collateral Term Sheets and Computational Materials do not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information.

The Collateral Term Sheets and Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets and Computational Materials may be based on assumptions that differ from the assumptions set forth in the prospectus supplement. The Collateral Term Sheets and Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets and Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the “Mortgage Loans”) may differ from the assumptions used in the Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements.

.		Not applicable

	(b)	Pro Forma Financial Information.

Not applicable.

	(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Computational Materials prepared by Nomura Securities International, Inc. in connection with Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

2	99

Computational Materials prepared by Nomura Securities International, Inc. in connection with Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

3	99

Computational Materials prepared by Nomura Securities International, Inc. in connection with Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

4	99

Computational Materials prepared by Nomura Securities International, Inc. in connection with Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

5	99

Collateral Term Sheets prepared by Nomura Securities International, Inc. in connection with Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2005

NOMURA ASSET ACCEPTANCE CORPORATION

By:	/s/ John Graham
Name:	John Graham
Title:	President

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99	Computational Materials	Filed Manually
2	99	Computational Materials	Filed Manually
3	99	Computational Materials	Filed Manually
4	99	Computational Materials	Filed Manually
5	99	Collateral Term Sheets	Filed Manually